                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ]        Preliminary Proxy Statement
[ ]        Confidential, for Use of Commission Only (as permitted by
             Rule 14a-6(e)(2))
[ ]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[X]        Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                U S Liquids Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               William M. DeArman
                                 Carl E. Warden
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]        No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
           1)  Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------
           2)  Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------
           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------
           4)  Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------
           5)  Total fee paid:

               -----------------------------------------------------------------
[ ]        Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           1)  Amount Previously Paid:

               -----------------------------------------------------------------
           2)  Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------
           3)  Filing Party:

               -----------------------------------------------------------------

           4)  Date Filed:
               -----------------------------------------------------------------

                                                                  EXECUTION COPY


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 13D

                    UNDER THE SECURITIES EXCHANGE ACT OF 1934

                                US LIQUIDS, INC.
                                (Name of Issuer)

                          COMMON STOCK, $.01 PAR VALUE
                         (Title of Class of Securities)


                                   902974 10 4
                                 (CUSIP Number)

                               William M. DeArman
                                 43 Stillforest
                              Houston, Texas 77024
                                 (832) 251-8951

                                    Copy to:

                              Edgar J. Marston III
                          Bracewell & Patterson, L.L.P.
                         2900 South Tower Pennzoil Place
                                  711 Louisiana
                              Houston, Texas 77002
                                 (713) 223-2900
            (Name, Address and Telephone Number of Person Authorized
                     to Receive Notices and Communications)

                                 March 22, 2001
             (Date of Event which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box [ ].

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                  SCHEDULE 13D

----------------------------------
CUSIP NO.:   902974 10 4
----------------------------------

      1       NAME OF REPORTING PERSON
               S.S. OR IRS IDENTIFICATION NUMBER

              William M. DeArman
--------------------------------------------------------------------------------
      2       CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP           (a) [X]
                                                                         (b) [ ]
--------------------------------------------------------------------------------
      3       SEC USE ONLY

--------------------------------------------------------------------------------
      4       SOURCE OF FUNDS

              PF
--------------------------------------------------------------------------------
      5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) or 2(e)

--------------------------------------------------------------------------------
      6       CITIZENSHIP OR PLACE OF ORGANIZATION

              United States
--------------------------------------------------------------------------------
                                 7      SOLE VOTING POWER

         NUMBER OF                       298,200 shares
          SHARES           -----------------------------------------------------
       BENEFICIALLY              8       SHARED VOTING POWER
         OWNED BY
           EACH                          -0-
        REPORTING          -----------------------------------------------------
          PERSON                 9       SOLE DISPOSITIVE POWER
           WITH
                                         260,200  shares
                           -----------------------------------------------------

                                10       SHARED DISPOSITIVE POWER

                                         -0-
--------------------------------------------------------------------------------
     11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

              298,200 shares, includes 38,000 shares as to which beneficial ownership is disclaimed
--------------------------------------------------------------------------------
     12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
              SHARES                                                         [ ]

--------------------------------------------------------------------------------
     13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

              1.89%
--------------------------------------------------------------------------------
     14       TYPE OF REPORTING PERSON

              IN
--------------------------------------------------------------------------------

                                  SCHEDULE 13D

CUSIP NO.:   902974 10 4


      1       NAME OF REPORTING PERSON
               S.S. OR IRS IDENTIFICATION NUMBER

              Carl E. Warden
--------------------------------------------------------------------------------
      2       CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP           (a) [X]
                                                                         (b) [ ]
--------------------------------------------------------------------------------
      3       SEC USE ONLY

--------------------------------------------------------------------------------
      4       SOURCE OF FUNDS

              PF
--------------------------------------------------------------------------------
      5       CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
              TO ITEM 2(d) or 2(e)                                           [ ]

--------------------------------------------------------------------------------
      6       CITIZENSHIP OR PLACE OF ORGANIZATION

              United States
--------------------------------------------------------------------------------
                                 7      SOLE VOTING POWER

         NUMBER OF                       910,700 shares
          SHARES           -----------------------------------------------------
       BENEFICIALLY              8       SHARED VOTING POWER
         OWNED BY
           EACH                          -0-
        REPORTING          -----------------------------------------------------
          PERSON                 9       SOLE DISPOSITIVE POWER
           WITH
                                         394,100  shares
                           -----------------------------------------------------
                                10       SHARED DISPOSITIVE POWER

                                         -0-
--------------------------------------------------------------------------------
     11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

              910,700 shares, includes 516,600 shares as to which beneficial ownership is disclaimed
--------------------------------------------------------------------------------
     12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
              SHARES                                                         [ ]

--------------------------------------------------------------------------------
     13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

              5.77%
--------------------------------------------------------------------------------
     14       TYPE OF REPORTING PERSON

              IN
--------------------------------------------------------------------------------

                                  SCHEDULE 13D

ITEM 1.       SECURITY AND ISSUER

         This Statement on Schedule 13D is being filed by Carl E. Warden and William M. DeArman (sometimes individually, a "Reporting Person," and collectively, the "Reporting Persons"), who may be deemed to comprise a group under Rule 13d-5(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act").

         This Statement on Schedule 13D relates to the beneficial ownership of shares of common stock, $0.01 par value per share ("Common Stock"), of U S Liquids Inc., a Delaware corporation ("US Liquids"). The principal executive offices of US Liquids are located at 411 N. Sam Houston Parkway East, Suite 400, Houston, Texas 77060- 3545.

ITEM 2.       IDENTITY AND BACKGROUND

         (a) - (c) The name, business address and principal occupation of each Reporting Person are set forth in Schedule I to this Statement on Schedule 13D.

         (d) During the past five years, none of the Reporting Persons has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

         (e) During the past five years, none of the Reporting Persons has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         (f) Each of the Reporting Persons is a citizen of the United States.

ITEM 3.       SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

         Mr. DeArman owns beneficially 260,200 shares of Common Stock, representing approximately 1.65% of the outstanding Common Stock. Mr. DeArman is deemed to have acquired beneficial ownership of an additional 38,000 shares of Common Stock solely because of his power to vote the issued and outstanding portion of such shares pursuant to an irrevocable power-of-attorney, representing approximately 0.24% of the outstanding Common Stock. No funds or other consideration was paid by or on behalf of Mr. DeArman in connection with the grant of the irrevocable power-of-attorney.

         Mr. Warden owns beneficially 394,100 shares of Common Stock, representing approximately 2.49% of the outstanding Common Stock. Mr. Warden is deemed to have beneficial ownership of 516,600 shares of Common Stock due to his power to vote the issued and outstanding portion of such shares pursuant to an irrevocable power-of- attorney, representing approximately 3.28% of the outstanding Common Stock. No funds or other consideration was paid by or on behalf of Mr. Warden in connection with the grant of the irrevocable power-or-attorney.

         See paragraph (c) of Item 5 of this Statement on Schedule 13D for information relating to recent additional purchases of shares of Common Stock by the Reporting Persons with personal funds.

ITEM 4.       PURPOSE OF TRANSACTION.

         The Reporting Persons note that there has been substantial erosion in the value of the Common Stock during recent periods and want the board of US Liquids to immediately replace the existing Chief Executive Officer and Chief Financial Officer with persons who possess the requisite leadership skills to execute US Liquids' strategic plan. The Reporting Persons have from time to time contacted the Board of Directors of US Liquids and various of its members regarding the concerns identified in this Schedule 13D and in Exhibit E-2 attached hereto. Due to the Board's failure to take action based on the concerns of the Reporting Persons, the Reporting Persons have decided to combine their efforts and engage in discussions with other persons who may be similarly dissatisfied with the performance of US Liquids' current senior management. The Reporting Person's intend to solicit the support of others in delivering letters to US Liquids' Board of Directors similar in nature to the letter of the Reporting Person's attached as Exhibit E-2 hereto

         Except as noted herein or as otherwise set forth in Exhibit E-2 hereto, the Reporting Persons have not formulated any plans or proposals which relate to or would result in:

         (a) the acquisition by any person of additional securities of US Liquids, or the disposition of securities of US Liquids;

         (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving US Liquids or any of its subsidiaries;

         (c) a sale or transfer of a material amount of assets of US Liquids or any of its subsidiaries;

         (d) any change in the present board of directors of US Liquids, including any plans or proposals to change the number of term of directors or to fill any existing vacancies on the board;

         (e) any material change in the present capitalization or dividend policy of US Liquids;

         (f) any other material change in US Liquids' business or corporate structure;

         (g) changes in US Liquids' charter or bylaws or other actions which may impede the acquisition of control of US Liquid by any person;

         (h) causing a class of securities of US Liquids to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association;

         (i) a class of equity securities of US Liquids becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act; or

         (j) any action similar to any of those enumerated above.

         The Reporting Persons reserve the right to (i) modify their present intentions and formulate plans or proposals to take any one or more of the actions referred to in paragraph (a) through (j) above and (ii) to increase or decrease their respective holdings of Common Stock through open market purchases, privately negotiated transactions or otherwise.

ITEM 5.           INTEREST IN SECURITIES OF THE ISSUER

         (a) and (b) The number of shares of Common Stock beneficially owned by each Reporting Person and the number of shares of Common Stock as to which each Reporting Person has sole power to vote or to direct the vote, shared power to vote or direct the vote, sole power to dispose or to direct the disposition and shared power to dispose or to direct the disposition are set forth on the cover pages of this Statement on Schedule 13D, and such information is incorporated herein by reference.

         (c) Other than the acquisition of voting control over an additional 38,000 shares by Mr. DeArman and 466,600 shares by Mr. Warder by virtue of irrevocable powers of attorney granted by their respective family members and a family foundation, the Reporting Persons have not acquired any shares of Common Stock or securities convertible into Common Stock during the past sixty days.

         (d) Each Reporting Person has the right to receive the dividends from, and the proceeds from the sale of, the respective shares of Common Stock reported as dispositively held by each such person on the cover pages of this Statement on Schedule 13D. With respect to the shares of Common Stock as to which each Reporting Person disclaims beneficial ownership, other persons have the right to receive the dividends from, and the proceeds from the sale of, the respective shares of Common Stock so reported. No such person holds more than five percent of the Common Stock.

ITEM 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER.

         Except as otherwise referred to in Item 3 and Item 4 of this Statement on Schedule 13D, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among the Reporting Persons and between the Reporting Persons and any person with respect to the shares of Common Stock or any other securities of US Liquids.

ITEM 7.       MATERIAL TO BE FILED AS EXHIBITS.

         E-1      Joint Filing Agreement dated as of March 23, 2001.

         E-2 Letter on behalf of Reporting Persons to Board of Directors of U S Liquids Inc. dated March 23, 2001.

         E-3      Irrevocable Power of Attorney dated March 22, 2001 to William
                  M. DeArman.

         E-4      Irrevocable Power of Attorney dated March 22, 2001 to Carl E.
                  Warden.

                                   SIGNATURES

         After reasonable inquiry and to the best of each of the undersigned's knowledge and belief, each of the undersigned hereby certifies that the information set forth in this statement is true, complete and correct.

Dated: March 23, 2001.

                                                     /s/ Carl E. Warden
                                                     ---------------------------
                                                     Carl E. Warden


                                                     /s/ William M. DeArman
                                                     ---------------------------
                                                     William M. DeArman

                                   SCHEDULE I



REPORTING PERSON                              BUSINESS ADDRESS                       PRINCIPAL OCCUPATION
----------------                              ----------------                       --------------------
Carl E. Warden                      1516 Country Club Drive                            Private Investor
                                    Los Altos, California 94024

William M. DeArman                  43 Stillforest                                     Private Investor
                                    Houston, Texas 77024

                                  EXHIBIT INDEX


       EXHIBIT
       NUMBER     DESCRIPTION
       -------    -----------
         E-1      Joint Filing Agreement dated as of March 23, 2001.

         E-2 Letter on behalf of Reporting Persons to Board of Directors of U S Liquids Inc. dated March 23, 2001.

         E-3      Irrevocable Power of Attorney dated March 22, 2001 to William
                  M. DeArman.

         E-4      Irrevocable Power of Attorney dated March 22, 2001 to Carl E.
                  Warden.

                                                                     EXHIBIT E-1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below), on behalf of each of them a statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock, $0.01 par value per share, of U S Liquids Inc. and that this Joint Filing Agreement be included as an Exhibit to such Schedule 13D filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement this 23rd day of March, 2001.

                                                     /s/ Carl E. Warden
                                                     ---------------------------
                                                     Carl E. Warden


                                                     /s/ William M. DeArman
                                                     ---------------------------
                                                     William M. DeArman

                                                                     EXHIBIT E-2

                               WILLIAM M. DEARMAN
                                 CARL E. WARDEN
                                 43 STILL FOREST
                              HOUSTON, TEXAS 77024


                                 March 23, 2001

Board of Directors
US Liquids Inc.
411 N. Sam Houston Parkway East
Suite 400
Houston, TX  77060-3545

Gentlemen:

As indicated in our Schedule 13-D, which was filed with the SEC on March 23, 2001, we currently represent more than 7.6% of the voting power of US Liquids' outstanding common stock.

We are writing to you to express our deep concern regarding the lack of leadership at the senior executive level in the Company and the inability of your senior executives to execute the Company's strategic plan which we support. The Company has lost credibility with employees, shareholders and the investment community generally by failing to meet the Company's announced earnings' objectives for the last six successive quarterly periods and by incurring several "one-time charges" during that period. Stockholders have lost more than $250 million in the market value of their investment in the Company during the last six quarters. We strongly believe that the Board of Directors must hold the entire senior management team accountable for this loss.

We believe that the Board of Directors should immediately replace the existing Chief Executive Officer and Chief Financial Officer with persons who possess the requisite leadership skills to execute the Company's strategic plan. By doing so, the Board will take a significant first step in restoring both employee morale and investor confidence. We have identified a new, experienced senior management team which possesses the requisite leadership skills and which is prepared to meet with you immediately to negotiate mutually acceptable terms of employment.

We trust that the Board of Directors will implement our suggestion promptly.

                                                     Sincerely,

                                                     /s/ William M. DeArman
                                                     ---------------------------
                                                     William M. DeArman


                                                     /s/ Carl E. Warden
                                                     ---------------------------
                                                     Carl E. Warden

                                                                     EXHIBIT E-3

                          IRREVOCABLE POWER OF ATTORNEY

         Each of the undersigned does hereby make, constitute and appoint William M. DeArman, in his individual capacity, the undersigned's true and lawful attorney (hereinafter referred to as "Attorney") with full power of substitution and resubstitution, to vote or to execute and deliver written consents or approvals with respect to all shares of the capital stock of U S Liquids Inc., a Delaware corporation ("Company"), now owned (as reflected next to the undersigned's name on Schedule A hereto), or hereafter acquired by the undersigned, and any securities issued or issuable in exchange therefor or in respect thereof (the "Capital Stock"), to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of stockholders of a Delaware corporation. The power and authority granted to the Attorney hereunder includes, but is not limited to, the power to nominate and to vote in (or execute and deliver written covenants or approvals with respect to) the election of board members of the Company, and to vote for or against (or execute and deliver written consents or approvals with respect to) any change in the bylaws or other governing documents of the Company, any merger, consolidation or share exchange involving the Company, and any sale or disposition of assets of the Company, including a sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company; and, with respect to any vote or consent or approval with respect to a merger, consolidation, or share exchange or the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company, a vote cast by the Attorney, or either of them, or a consent executed and delivered by the Attorney, under this Irrevocable Power of Attorney shall bind the undersigned; and the undersigned hereby waives any right to dissent to any such merger, consolidation, share exchange, or sale, lease, exchange or other disposition of all or substantially all property and assets if the Attorney votes the Capital Stock of the undersigned in favor thereof or execute and deliver any one or more written consents of stockholders approving any thereof.

Each of the undersigned hereby affirms that this Irrevocable Power of Attorney is coupled with an interest and shall be irrevocable, and shall not be terminated by any act of the undersigned or by operation of law, and shall remain in effect pursuant to the terms hereof.

This Irrevocable Power of Attorney shall remain in full force and effect and be enforceable against any donee, transferee or assignee of the Capital Stock until September 30, 2001, or the earlier termination of this Irrevocable Power of Attorney in writing by the Attorney.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument, and each such counterpart may be delivered via telecopy to the Attorney.

                   [Balance of page intentionally left blank.]

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on March 22, 2001.

                                      Delaware Charter Guaranty Company,
                                      for the benefit of the William M. DeArman
                                      Profit Sharing Plan

                                      /s/ William M. DeArman
                                      -----------------------------------------
                                      Title:  Authorized Officer



                                      /s/ Thomas M. DeArman
                                      -----------------------------------------
                                      Thomas M. DeArman as trustee of the
                                      Alexander E. DeArman Section 2503(c) Trust


                                      /s/ Thomas M. DeArman
                                      -----------------------------------------
                                      Thomas M. DeArman as trustee of the
                                      William B. DeArman Section 2503(c) Trust


                                      /s/ Thomas M. DeArman
                                      ------------------------------------------
                                      Thomas M. DeArman as trustee of the
                                      Nicholas B. DeArman Section 2503(c) Trust

                                                                      SCHEDULE A



                                                                    SHARES OF
                                                                 US LIQUIDS INC.
             STOCKHOLDER                                           COMMON STOCK
             -----------                                         ---------------

Delaware Charter Guaranty Company,
for the benefit of the William M. DeArman
Profit Sharing Plan                                                  200,000

Thomas M. DeArman as trustee of the
Alexander E. DeArman Section 2503(c) Trust                             9,500

Thomas M. DeArman as trustee of the
William B. DeArman Section 2503(C) Trust                               9,500

Thomas M. DeArman as trustee of the
Nicholas B. DeArman Section 2503(C) Trust                             19,000

                                                                     EXHIBIT E-4

                          IRREVOCABLE POWER OF ATTORNEY

         Each of the undersigned does hereby make, constitute and appoint Carl
E. Warden, in his individual capacity, the undersigned's true and lawful attorney (hereinafter referred to as "Attorney") with full power of substitution and resubstitution, to vote or to execute and deliver written consents or approvals with respect to all shares of the capital stock of U S Liquids Inc., a Delaware corporation ("Company"), now owned (as reflected next to the undersigned's name on Schedule A hereto), or hereafter acquired by the undersigned, and any securities issued or issuable in exchange therefor or in respect thereof (the "Capital Stock"), to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of stockholders of a Delaware corporation. The power and authority granted to the Attorney hereunder includes, but is not limited to, the power to nominate and to vote in (or execute and deliver written covenants or approvals with respect to) the election of board members of the Company, and to vote for or against (or execute and deliver written consents or approvals with respect to) any change in the bylaws or other governing documents of the Company, any merger, consolidation or share exchange involving the Company, and any sale or disposition of assets of the Company, including a sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company; and, with respect to any vote or consent or approval with respect to a merger, consolidation, or share exchange or the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company, a vote cast by the Attorney, or either of them, or a consent executed and delivered by the Attorney, under this Irrevocable Power of Attorney shall bind the undersigned; and the undersigned hereby waives any right to dissent to any such merger, consolidation, share exchange, or sale, lease, exchange or other disposition of all or substantially all property and assets if the Attorney votes the Capital Stock of the undersigned in favor thereof or execute and deliver any one or more written consents of stockholders approving any thereof.

Each of the undersigned hereby affirms that this Irrevocable Power of Attorney is coupled with an interest and shall be irrevocable, and shall not be terminated by any act of the undersigned or by operation of law, and shall remain in effect pursuant to the terms hereof.

This Irrevocable Power of Attorney shall remain in full force and effect and be enforceable against any donee, transferee or assignee of the Capital Stock until September 30, 2001, or the earlier termination of this Irrevocable Power of Attorney in writing by the Attorney.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument, and each such counterpart may be delivered via telecopy to the Attorney.

                   [Balance of page intentionally left blank.]

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on March 22, 2001.

                                   WARDEN FOUNDATION

                                   /s/ Carl E. Warden
                                   --------------------------------------------
                                   By:    Carl E. Warden
                                   Title: Vice President


                                   /s/ Eric Warden
                                   --------------------------------------------
                                   Eric Warden


                                   /s/ Alan Kirchick
                                   --------------------------------------------
                                   Alan Kirchick


                                   /s/ Scott Moore
                                   --------------------------------------------
                                   Scott Moore


                                   /s/ Brad Marlin
                                   --------------------------------------------
                                   Brad Marlin

                                                                      SCHEDULE A



                                                         SHARES OF
                                                       US LIQUIDS INC.
                    STOCKHOLDER                         COMMON STOCK
                    -----------                        ---------------

Warden Foundation                                           50,000

Eric Warden                                                320,000

Alan Kirchick                                               69,000

Scott Moore                                                 50,000

Brad Marlin                                                 27,500

                                                                  EXECUTION COPY



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                  SCHEDULE 13D

                    UNDER THE SECURITIES EXCHANGE ACT OF 1934

                                 US LIQUIDS INC.
                                (Name of Issuer)

                          COMMON STOCK, $.01 PAR VALUE
                         (Title of Class of Securities)


                                   902974 10 4
                                 (CUSIP Number)

                               William M. DeArman
                                 43 Stillforest
                              Houston, Texas 77024
                                 (832) 251-8951

                                    Copy to:

                              Edgar J. Marston III
                          Bracewell & Patterson, L.L.P.
                         2900 South Tower Pennzoil Place
                                  711 Louisiana
                              Houston, Texas 77002
                                 (713) 223-2900
           (Name, Address and Telephone Number of Person Authorized to
                      Receive Notices and Communications)

                                  May 11, 2001
             (Date of Event which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box [ ].

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                  SCHEDULE 13D

CUSIP NO.: 902974 10 4
--------------------------------------------------------------------------------
      1       NAME OF REPORTING PERSON
              S.S. OR IRS IDENTIFICATION NUMBER

              William M. DeArman
--------------------------------------------------------------------------------
      2       CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP           (a) [X]
                                                                         (b) [ ]
--------------------------------------------------------------------------------
      3       SEC USE ONLY

--------------------------------------------------------------------------------
      4       SOURCE OF FUNDS

              PF
--------------------------------------------------------------------------------
      5       CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
              REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                         [ ]

--------------------------------------------------------------------------------
      6       CITIZENSHIP OR PLACE OF ORGANIZATION

              United States
--------------------------------------------------------------------------------
                    7       SOLE VOTING POWER

 NUMBER OF                  298,200 shares
   SHARES         --------------------------------------------------------------
BENEFICIALLY        8       SHARED VOTING POWER
  OWNED BY
    EACH                    -0-
 REPORTING        --------------------------------------------------------------
   PERSON           9       SOLE DISPOSITIVE POWER
    WITH
                            260,200 shares
                  --------------------------------------------------------------
                   10       SHARED DISPOSITIVE POWER

                            -0-
--------------------------------------------------------------------------------
     11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

              298,200 shares, includes 38,000 shares as to which beneficial ownership is disclaimed
--------------------------------------------------------------------------------
     12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
              EXCLUDES CERTAIN SHARES                                        [ ]

--------------------------------------------------------------------------------
     13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

              1.89%
--------------------------------------------------------------------------------
     14       TYPE OF REPORTING PERSON

              IN
--------------------------------------------------------------------------------

                                  SCHEDULE 13D

CUSIP NO.: 902974 10 4
--------------------------------------------------------------------------------
      1       NAME OF REPORTING PERSON
              S.S. OR IRS IDENTIFICATION NUMBER

              Carl E. Warden
--------------------------------------------------------------------------------
      2       CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP           (a) [X]
                                                                         (b) [ ]
--------------------------------------------------------------------------------
      3       SEC USE ONLY

--------------------------------------------------------------------------------
      4       SOURCE OF FUNDS

              PF
--------------------------------------------------------------------------------
      5       CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
              REQUIRED PURSUANT TO ITEM 2(d) or 2(e)                         [ ]

--------------------------------------------------------------------------------
      6       CITIZENSHIP OR PLACE OF ORGANIZATION

              United States
--------------------------------------------------------------------------------
                    7       SOLE VOTING POWER

 NUMBER OF                  910,700 shares
   SHARES         --------------------------------------------------------------
BENEFICIALLY        8       SHARED VOTING POWER
  OWNED BY
    EACH                    -0-
 REPORTING        --------------------------------------------------------------
   PERSON           9       SOLE DISPOSITIVE POWER
    WITH
                            394,100 shares
                  --------------------------------------------------------------
                   10       SHARED DISPOSITIVE POWER

                            -0-
--------------------------------------------------------------------------------
     11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

              910,700 shares, includes 516,600 shares as to which beneficial ownership is disclaimed
--------------------------------------------------------------------------------
     12       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
              EXCLUDES CERTAIN SHARES                                        [ ]

--------------------------------------------------------------------------------
     13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

              5.77%
--------------------------------------------------------------------------------
     14       TYPE OF REPORTING PERSON

              IN
--------------------------------------------------------------------------------

                                AMENDMENT NO. 1
                                       TO
                                  SCHEDULE 13D

      Capitalized terms that are not otherwise defined in this Amendment No. 1 have the meanings ascribed to them in the original Schedule 13D filed with the Securities and Exchange Commission on March 23, 2001 ("Original Filing") by Carl
E. Warden and William M. DeArman with respect to the Common Stock, $0.01 par value per share of U S Liquids Inc. ("US Liquids").

      The Original Filing is hereby supplemented and amended to the extent set forth in this Amendment No. 1.

ITEM 4. PURPOSE OF TRANSACTION.

      Following the Original Filing, the Reporting Persons heard from a number of fellow stockholders representing a significant percentage of the outstanding shares of Common Stock of US Liquids, each of whom voiced similar concerns about the ability of the senior executives of US Liquids to execute the company's strategic plan. The Reporting Persons also understand that many of their fellow stockholders delivered letters to the company's Board of Directors echoing the concerns of the Reporting Persons outlined in their March 23, 2001 letter to the Board of Directors. As a result of these efforts, the Reporting Persons introduced prospective new senior executives who, in the opinion of the Reporting Persons, had the capabilities to implement US Liquids' strategic plan and deliver superior shareholder value. The proposed senior executives were ultimately not retained by US Liquids, principally because mutually acceptable employment terms could not be negotiated and the proposed Chief Executive Officer candidate was unable to secure the waiver of a non-competition covenant that was given in the context of an earlier acquisition.

      As a result of not being able to secure the employment of the proposed senior executives, the Reporting Persons believe that additional steps must be taken promptly to maximize shareholder value, including the possible sale of the company. In order to enhance the likelihood that these results are achieved, the Reporting Persons have concluded that a change in the current composition of the Board of Directors is warranted.

     In furtherance of the purposes outlined herein, Mr. DeArman, on behalf of himself and Mr. Warden, has nominated two directors for election at US Liquids' next annual meeting of stockholders. Notice of such nomination was delivered by Cede & Co. as record holder of Mr. DeArman's shares, on Friday, May 11, 2001, in accordance with US Liquids' Bylaws and the statements contained in US Liquids' Form 8-K filed with the Security and Exchange Commission on February 27, 2001. The Reporting Persons intend to pursue vigorously the election of the nominees, which may include the solicitation of proxies at US Liquids' next annual meeting. In addition, the Reporting Persons intend to continue to engage in general discussions with their fellow stockholders and other persons who are similarly dissatisfied with the performance of US Liquids' current leadership.

      Any solicitation by or on behalf of the Reporting Persons will be made pursuant to a definitive proxy statement meeting the requirements of ss.240.14a-3(a) of the Securities and Exchange Act of 1934, as amended. Upon receipt of any such definitive proxy statement, stockholders of US Liquids are advised by the Reporting Persons to read the proxy statement carefully because it will contain important information. Stockholders may obtain a free copy of such proxy statement if it becomes available, and any other relevant documents filed with the SEC, for free at the Security and Exchange Commission's website located at www.sec.gov.

      Except as noted herein or as otherwise set forth in Exhibit E-1 hereto, the Reporting Persons have not formulated any plans or proposals which relate to or would result in:

                                Page 1 of 5 Pages

      (a) the acquisition by any person of additional securities of US Liquids, or the disposition of securities of US Liquids;

      (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving US Liquids or any of its subsidiaries;

      (c) a sale or transfer of a material amount of assets of US Liquids or any of its subsidiaries;

      (d) any change in the present board of directors of US Liquids, including any plans or proposals to change the number of term of directors or to fill any existing vacancies on the board;

      (e) any material change in the present capitalization or dividend policy of US Liquids;

      (f) any other material change in US Liquids' business or corporate structure;

      (g) changes in US Liquids' charter or bylaws or other actions which may impede the acquisition of control of US Liquid by any person;

      (h) causing a class of securities of US Liquids to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association;

      (i) a class of equity securities of US Liquids becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act; or

      (j) any action similar to any of those enumerated above.

      The Reporting Persons reserve the right to (i) modify their present intentions and formulate plans or proposals to take any one or more of the actions referred to in paragraph (a) through (j) above and (ii) to increase or decrease their respective holdings of Common Stock through open market purchases, privately negotiated transactions or otherwise.

      The following persons may be deemed to be participants in the solicitation of proxies with respect to US Liquids' forthcoming annual meeting.

      WILLIAM M. DEARMAN. Mr. DeArman is a private investor and was a founder of US Liquids. Mr. DeArman owns beneficially 260,200 shares of Common Stock, representing approximately 1.65% of the outstanding Common Stock. Mr. DeArman is deemed to have acquired beneficial ownership of an additional 38,000 shares of Common Stock solely because of his power to vote the issued and outstanding portion of such shares pursuant to an irrevocable power-of-attorney, representing approximately 0.24% of the outstanding Common Stock. No funds or other consideration was paid by or on behalf of Mr. DeArman in connection with the grant of the irrevocable power-of-attorney. Other than as set forth herein, Mr. DeArman has no direct or indirect interest in any matter to be acted upon at any meeting of the stockholders of US Liquids.

      CLAYTON K. TRIER. Mr. Trier is a director of Pentacon, Inc. Mr. Trier is not the beneficial owner of any securities of US Liquids. Other than as set forth herein, Mr. Trier has no direct

                                Page 2 of 5 Pages
      or indirect interest in any matter to be acted upon at any meeting of the stockholders of US Liquids.

      CARL E. WARDEN. Mr. Warden is a private investor. Mr. Warden owns beneficially 394,100 shares of Common Stock, representing approximately 2.49% of the outstanding Common Stock. Mr. Warden is deemed to have beneficial ownership of 516,600 shares of Common Stock due to his power to vote the issued and outstanding portion of such shares pursuant to an irrevocable power-of-attorney, representing approximately 3.28% of the outstanding Common Stock. No funds or other consideration was paid by or on behalf of Mr. Warden in connection with the grant of the irrevocable power-or-attorney. Other than as set forth herein, Mr. Warden has no direct or indirect interest in any matter to be acted upon at any meeting of the stockholders of US Liquids.

ITEM 7. MATERIAL TO BE FILED AS EXHIBITS.

      E-1 Letter on behalf of Reporting Persons to the Corporate Secretary of U S Liquids Inc. dated May 11, 2001 regarding notice of nominations to the Board of Directors.




                                Page 3 of 5 Pages

                                   SIGNATURES

      After reasonable inquiry and to the best of each of the undersigned's knowledge and belief, each of the undersigned hereby certifies that the information set forth in this statement is true, complete and correct.

Dated: May 14, 2001.

                                            /s/ CARL E. WARDEN
                                            ---------------------------------
                                            Carl E. Warden


                                            /s/ WILLIAM M. DeARMAN
                                            ---------------------------------
                                            William M. DeArman











                                Page 4 of 5 Pages

                                  EXHIBIT INDEX


      E-1 Letter on behalf of Reporting Persons to the Corporate Secretary of U S Liquids Inc. dated May 11, 2001 regarding notice of nominations to the Board of Directors.











                                Page 5 of 5 Pages

                                   Cede & Co.
                        c/o the Depository Trust Company
                           55 Water Street, 50th Floor
                            New York, New York 10041


                                  May 11, 2001


Mr. Earl J. Blackwell
Corporate Secretary
U S Liquids Inc.
411 N. Sam Houston Parkway East
Suite 400
Houston, Texas 77060-3345


Mr. Blackwell:

         Cede & Co., the nominee of The Depository Trust Company ("DTC"), is a holder of record of shares of common stock, $0.01 par value per share (the "Common Stock") of US Liquids Inc. (the "Corporation"). DTC is informed by its Participant, Charles Schwab & Co., Inc. ("Participant") that on the date hereof 200,000 of such shares (the "Shares") credited to Participant's DTC account are beneficially owned by William M. DeArman, a customer of Participant.

         In accordance with Section 2.7 of the Company's Second Amended and Restated Bylaws (the "Bylaws"), Cede & Co. at the request of Participant on behalf of William M. DeArman, and as a holder of record of the Shares, hereby formally notifies the Company of William M. DeArman's nomination of the persons set forth in Annex A to this letter for election to the Board of Directors of the Corporation at the annual meeting of stockholders currently scheduled for July 10, 2001 (the "Annual Meeting"). Such nominees have executed a written consent to being named as nominees to the Board of Directors of the Corporation in the Corporation's forthcoming proxy statement relating to the Annual Meeting and to serving as Directors of the Corporation if elected. Originals of these letters are attached hereto as Annex B.

         At the request of Participant, Cede & Co. is providing notice on behalf of Mr. DeArman, as a stockholder of record of the Shares. Cede & Co. has no interest in this matter other than to take those steps which are necessary to ensure that Mr. DeArman is not denied his rights as the beneficial owner of the Shares and Cede & Co. assumes no further responsibility in this matter.

         As required by Section 2.7(b) of the Bylaws, included in Annex A is all information relating to the nominees that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended. Cede & Co. assumes no responsibility for the accuracy or completeness of such information, and all such information has been provided by the nominees or their representatives.

         Further correspondence on this matter should be directed to Mr. DeArman, 43 Stillforest, Houston, Texas 77024, with copies directed to the attention of Mr. Edgar J. Marston, Bracewell & Patterson, L.L.P., 711 Louisiana Street - Suite 2900, Houston, Texas 77002-2781.

         Thank you for your attention to this matter.


                                   Very truly yours,


                                   Cede & Co.

                                   By:    /s/ JOHN SCHEURMANN
                                       ------------------------------------
                                       Name:  John Scheurmann
                                       Title: Partner

                                                                         ANNEX A

NAMES AND ADDRESSES OF NOMINEES; CERTAIN ADDITIONAL INFORMATION

WILLIAM M. DEARMAN, NOMINEE

Name:                                       William M. DeArman

Age:                                        50

Principal Occupation:                       Private Investor

Business Address:                           William M. DeArman
                                            43 Stillforest
                                            Houston, Texas 77024

Residence Address:                          William M. DeArman
                                            43 Stillforest
                                            Houston, Texas 77024

Number of shares beneficially owned:        298,200; 38,000 shares of which are
                                            beneficially owned pursuant to an
                                            irrevocable power-of-attorney

Number of shares owned of record:           -0-

         Mr. DeArman is a private investor and was a founder of US Liquids Inc. ("US Liquids"). As indicated in the Schedule 13D filed with the Securities and Exchange Commission by Mr. DeArman and Carl E. Warden on March 23, 2001 (as amended, the "Schedule 13D"), Mr. Warden owns beneficially 260,200 shares of Common Stock, representing approximately 1.65% of the outstanding Common Stock. Mr. DeArman is deemed to have acquired beneficial ownership of an additional 38,000 shares of Common Stock solely because of his power to vote the issued and outstanding portion of such shares pursuant to an irrevocable power-of-attorney, representing approximately 0.24% of the outstanding Common Stock. No funds or other consideration was paid by or on behalf of Mr. DeArman in connection with the grant of the irrevocable power-of-attorney.

         As disclosed in the Schedule 13D, Messrs. DeAman and Warden have joined together for the purpose of, among other things, securing the election of Mr. DeArman and Mr. Clayton K. Trier to the Board of Directors of US Liquids. As indicated in the Schedule 13D, Mr. Warden is a private investor. Mr. Warden owns beneficially 394,100 shares of Common Stock, representing approximately 2.49% of the outstanding Common Stock. Mr. Warden is deemed to have beneficial ownership of 516,600 shares of Common Stock due to his power to vote the issued and outstanding portion of such shares pursuant to an irrevocable power-of-attorney, representing approximately 3.28% of the outstanding Common Stock. No funds or other consideration was paid by or on behalf of Mr. Warden in connection with the grant of the irrevocable power-or-attorney.

         Mr. DeArman presently devotes most of his time to managing his personal investment portfolio. Mr. DeArman was a founder of two public companies, Republic Waste Industries, Inc. (now Republic Services, Inc.) and US Liquids Inc. From 1991 to 1997, Mr. DeArman was Vice President, Partner and member of the Board of Directors of Sanders Morris Mundy Inc. (now Sanders Morris Harris Inc.), a Houston based investment firm. During his active tenure at Sanders Morris Mundy Inc., Mr. DeArman was responsible for the origination of a variety of investment banking engagements with a specialization in the formation and investment in the consolidation strategies of highly fragmented industries. From March, 2001 to the present, Mr. DeArman has been the Manager and majority owner of Premium Aircraft Parts LLC, a company engaged in the sale of new and aftermarket aircraft parts.

CLAYTON K. TRIER, NOMINEE

Name:                                        Clayton K. Trier

Age:                                         49

Principal Occupation:                        Private Investor; Director of Pentacon, Inc.

Business Address:                            8826 Stable Crest Blvd.
                                             Houston, TX 77024

Residence Address:                           8826 Stable Crest Blvd.
                                             Houston, TX 77024

Number of shares beneficially owned:         -0-

Number of shares owned of record:            -0-

         Mr. Trier, 49, became a director of Pentacon, Inc. in March 1998. Since April 1997 Mr. Trier has been a private investor. In 1993 he was a founder of U.S. Delivery Systems, Inc. ("U.S. Delivery"), a company created to consolidate the highly fragmented local delivery industry, and Mr. Trier served as Chairman and Chief Executive Officer of U.S. Delivery from its inception until April 1997. In March 1996, U.S. Delivery, a NYSE-listed company at that time, was acquired by Corporate Express, Inc., a large publicly owned office products company, and Mr. Trier served as a director of Corporate Express, Inc. from the acquisition date until January 1997. From 1991 to 1993, Mr. Trier was President of Trier & Partners, Inc., a consulting firm. From 1987 through 1990, Mr. Trier served as President and Co-Chief Executive Officer of Allwaste, Inc., a provider of industrial and environmental services listed on the NYSE. From 1974 to 1987, Mr. Trier was at the international accounting firm of Arthur Andersen & Co., in which he was a partner from 1983 to 1987.

                                                                         ANNEX B



                                 CONSENT LETTERS

                               WILLIAM M. DEARMAN
                                 43 STILLFOREST
                              HOUSTON, TEXAS 77024

                                  May 10, 2001


Corporate Secretary
U S Liquids Inc.
411 N. Sam Houston Parkway East
Suite 400
Houston, Texas 77060-3345


To Whom It May Concern:

         Pursuant to the requirements of Section 2.7(b) of the Second Amended and Restated Bylaws of U S Liquids Inc. (the "Company"), I hereby consent to being named as a nominee to the Board of Directors of the Company in the Company's forthcoming proxy statement relating to the annual meeting of stockholders currently scheduled for July 10, 2001. I hereby further consent to serving as a Director of the Company if elected.



Very truly yours,



/s/  William M. DeArman
-----------------------
William M. DeArman

                                CLAYTON K. TRIER
                             8826 SABLE CREST BLVD.
                              HOUSTON, TEXAS 77024

                                  May 10, 2001


Corporate Secretary
U S Liquids Inc.
411 N. Sam Houston Parkway East
Suite 400
Houston, Texas 77060-3345


To Whom It May Concern:

         Pursuant to the requirements of Section 2.7(b) of the Second Amended and Restated Bylaws of U S Liquids Inc. (the "Company"), I hereby consent to being named as a nominee to the Board of Directors of the Company in the Company's forthcoming proxy statement relating to the annual meeting of stockholders currently scheduled for July 10, 2001. I hereby further consent to serving as a Director of the Company if elected.



                                        Very truly yours,


                                        /s/  Clayton K. Trier
                                        ---------------------
                                        Clayton K. Trier